Exhibit 99.2

General Motors Company and Subsidiaries
Supplemental Material
(Unaudited)

Unless otherwise indicated, General Motors Company's (GM) non-GAAP measures are related to our continuing operations and not our discontinued operations. GM's non-GAAP measures include earnings before interest and taxes (EBIT)-adjusted, presented net of noncontrolling interests, Core EBIT-adjusted, earnings per share (EPS)-diluted-adjusted, effective tax rate-adjusted (ETR-adjusted), return on invested capital-adjusted (ROIC-adjusted) and adjusted automotive free cash flow. GM's calculation of these non-GAAP measures may not be comparable to similarly titled measures of other companies due to potential differences between companies in the method of calculation. As a result, the use of these non-GAAP measures has limitations and should not be considered superior to, in isolation from, or as a substitute for, related U.S. GAAP measures.

These non-GAAP measures allow management and investors to view operating trends, perform analytical comparisons and benchmark performance between periods and among geographic regions to understand operating performance without regard to items we do not consider a component of our core operating performance. Furthermore, these non-GAAP measures allow investors the opportunity to measure and monitor our performance against our externally communicated targets and evaluate the investment decisions being made by management to improve ROIC-adjusted. Management uses these measures in its financial, investment and operational decision-making processes, for internal reporting and as part of its forecasting and budgeting processes. Further, our Board of Directors uses certain of these and other measures as key metrics to determine management performance under our performance-based compensation plans. For these reasons we believe these non-GAAP measures are useful for our investors.

EBIT-adjusted EBIT-adjusted is presented net of noncontrolling interests and is used by management and can be used by investors to review our consolidated operating results because it excludes automotive interest income, automotive interest expense and income taxes as well as certain additional adjustments that are not considered part of our core operations. Examples of adjustments to EBIT include but are not limited to impairment charges on long-lived assets and other exit costs resulting from strategic shifts in our operations or discrete market and business conditions and costs arising from the ignition switch recall and related legal matters. For EBIT-adjusted and our other non-GAAP measures, once we have made an adjustment in the current period for an item, we will also adjust the related non-GAAP measure in any future periods in which there is a significant impact from the item.

Core EBIT-adjusted Core EBIT-adjusted is used by management and can be used by investors to review our core consolidated operating results. Core EBIT-adjusted begins with EBIT-adjusted and excludes the EBIT-adjusted results of GM Cruise. Previously Core EBIT-adjusted excluded the EBIT-adjusted results of autonomous vehicle operations, including GM Cruise, Maven and our investment in Lyft. The measure was changed to align with segment reporting. All periods presented have been recast to reflect the changes.

EPS-diluted-adjusted EPS-diluted-adjusted is used by management and can be used by investors to review our consolidated diluted EPS results on a consistent basis. EPS-diluted-adjusted is calculated as net income attributable to common stockholders-diluted less income (loss) from discontinued operations on an after-tax basis, adjustments noted above for EBIT-adjusted and certain income tax adjustments divided by weighted-average common shares outstanding-diluted. Examples of income tax adjustments include the establishment or reversal of significant deferred tax asset valuation allowances.

ETR-adjusted ETR-adjusted is used by management and can be used by investors to review the consolidated effective tax rate for our core operations on a consistent basis. ETR-adjusted is calculated as Income tax expense less the income tax related to the adjustments noted above for EBIT-adjusted and the income tax adjustments noted above for EPS-diluted-adjusted divided by Income before income taxes less adjustments.

ROIC-adjusted ROIC-adjusted is used by management and can be used by investors to review our investment and capital allocation decisions. We define ROIC-adjusted as EBIT-adjusted for the trailing four quarters divided by ROIC-adjusted average net assets, which is considered to be the average equity balances adjusted for average automotive debt and interest liabilities, exclusive of capital leases; average net pension and OPEB liabilities; and average automotive and other net income tax assets during the same period. Adjustments to the average equity balances exclude assets and liabilities classified as either assets held for sale or liabilities held for sale.

Adjusted automotive free cash flow Adjusted automotive free cash flow is used by management and can be used by investors to review the liquidity of our automotive operations and to measure and monitor our performance against our capital allocation program and evaluate our automotive liquidity against the substantial cash requirements of our automotive operations. We measure adjusted automotive free cash flow as automotive operating cash flow from continuing operations less capital expenditures adjusted for management actions. Management actions can include voluntary events such as discretionary contributions to employee benefit plans or nonrecurring specific events such as a plant closure that are considered special for EBIT-adjusted purposes.

General Motors Company and Subsidiaries
Supplemental Material
(Unaudited)

The following table reconciles segment profit (loss) to Net income attributable to stockholders under U.S. GAAP (dollars in millions):

	Three Months Ended		Six Months Ended
	June 30, 2018	June 30, 2017	June 30, 2018	June 30, 2017
Operating segments
GM North America (GMNA)	$2,670	$3,475	$4,903	$6,946
GM International (GMI)	143	317	332	495
GM Cruise	(154)	(157)	(320)	(290)
General Motors Financial Company, Inc. (GM Financial)(a)	536	357	979	585
Total operating segments	3,195	3,992	5,894	7,736
Corporate and eliminations(b)	(3)	(310)	(92)	(500)
EBIT-adjusted	3,192	3,682	5,802	7,236
Adjustments
GMI restructuring(c)	(196)	(540)	(1,138)	(540)
Ignition switch recall and related legal matters(d)	—	(114)	—	(114)
Total adjustments	(196)	(654)	(1,138)	(654)
Automotive interest income	72	68	136	125
Automotive interest expense	(159)	(132)	(309)	(279)
Income tax expense	(519)	(534)	(985)	(1,321)
Income from continuing operations(e)	2,390	2,430	3,506	5,107
Loss from discontinued operations, net of tax(f)	—	770	70	839
Net income attributable to stockholders	$2,390	$1,660	$3,436	$4,268
__________

(a)	GM Financial amounts represent earnings before income taxes-adjusted.

(b)
GM's automotive operations' interest income and interest expense, Maven, legacy costs from the Opel and Vauxhall businesses and certain other assets in Europe (the Opel/Vauxhall Business), which are primarily pension costs, corporate expenditures and certain nonsegment specific revenues and expenses are recorded centrally in Corporate.

(c)
These adjustments were excluded because of a strategic decision to rationalize our core operations by exiting or significantly reducing our presence in various international markets to focus resources on opportunities expected to deliver higher returns. The adjustments primarily consist of supplier claims and employee separation charges in the three months ended June 30, 2018 and asset impairments and employee separation charges in the six months ended June 30, 2018, all in Korea. The adjustment in the three and six months ended June 30, 2017 primarily consists of asset impairments and other restructuring actions in India, South Africa and Venezuela.

(d)	These adjustments were excluded because of the unique events associated with the ignition switch recall. These events included various investigations, inquiries, and complaints from constituents.

(e)	Net of Net (income) loss attributable to noncontrolling interests.

(f)	Represents the results of the Opel/Vauxhall Business and our European financing subsidiaries and branches (the Fincos, and together with the Opel/Vauxhall Business, the European Business).

General Motors Company and Subsidiaries
Supplemental Material
(Unaudited)

The following table reconciles Net income (loss) attributable to stockholders under U.S. GAAP to EBIT-adjusted (dollars in millions):

	Three Months Ended
	June 30,		March 31,		December 31,		September 30,
	2018	2017	2018	2017	2017	2016	2017	2016
Net income (loss) attributable to stockholders	$2,390	$1,660	$1,046	$2,608	$(5,151)	$1,835	$(2,981)	$2,773
(Income) loss from discontinued operations, net of tax	—	770	70	69	277	120	3,096	(5)
Income tax expense	519	534	466	787	7,896	303	2,316	902
Automotive interest expense	159	132	150	147	145	150	151	145
Automotive interest income	(72)	(68)	(64)	(57)	(82)	(45)	(59)	(43)
Adjustments
GMI restructuring(a)	196	540	942	—	—	—	—	—
Ignition switch recall and related legal matters(a)	—	114	—	—	—	235	—	(110)
Total adjustments	196	654	942	—	—	235	—	(110)
EBIT-adjusted	$3,192	$3,682	$2,610	$3,554	$3,085	$2,598	$2,523	$3,662
________

(a)	Refer to the reconciliation of segment profit (loss) to Net income attributable to stockholders under U.S. GAAP within the previous section for the details of each individual adjustment.

The following table reconciles EBIT-adjusted to Core EBIT-adjusted:

	Three Months Ended		Six Months Ended
	June 30, 2018	June 30, 2017	June 30, 2018	June 30, 2017
EBIT-adjusted(a)	$3,192	$3,682	$5,802	$7,236
EBIT loss-adjusted – GM Cruise	154	157	320	290
Core EBIT-adjusted	$3,346	$3,839	$6,122	$7,526
________

(a)	Refer to the reconciliation of Net income (loss) attributable to stockholders under U.S. GAAP to EBIT-adjusted.

General Motors Company and Subsidiaries
Supplemental Material
(Unaudited)

The following table reconciles diluted earnings per common share under U.S. GAAP to EPS-diluted-adjusted (dollars in millions):

	Three Months Ended				Six Months Ended
	June 30, 2018		June 30, 2017		June 30, 2018		June 30, 2017
	Amount	Per Share	Amount	Per Share	Amount	Per Share	Amount	Per Share
Diluted earnings per common share	$2,375	$1.66	$1,660	$1.09	$3,407	$2.38	$4,268	$2.80
Diluted loss per common share – discontinued operations	—	—	770	0.51	70	0.05	839	0.55
Adjustments(a)	196	0.14	654	0.43	1,138	0.80	654	0.43
Tax effect on adjustment(b)	20	0.01	(208)	(0.14)	20	0.01	(208)	(0.14)
EPS-diluted-adjusted	$2,591	$1.81	$2,876	$1.89	$4,635	$3.24	$5,553	$3.64
________

(a)	Refer to the reconciliation of segment profit (loss) to Net income attributable to stockholders under U.S. GAAP within the previous section for the details of each individual adjustment.

(b)	The tax effect of each adjustment is determined based on the tax laws and valuation allowance status of the jurisdiction in which the adjustment relates.

The following table reconciles our effective tax rate under U.S. GAAP to ETR-adjusted (dollars in millions):

	Three Months Ended						Six Months Ended
	June 30, 2018			June 30, 2017			June 30, 2018			June 30, 2017
	Income before income taxes	Income tax expense	Effective tax rate	Income before income taxes	Income tax expense	Effective tax rate	Income before income taxes	Income tax expense	Effective tax rate	Income before income taxes	Income tax expense	Effective tax rate
Effective tax rate	$2,885	$519	18.0%	$2,967	$534	18.0%	$4,461	$985	22.1%	$6,440	$1,321	20.5%
Adjustments(a)(b)	237	(20)		654	208		1,179	(20)		654	208
ETR-adjusted	$3,122	$499	16.0%	$3,621	$742	20.5%	$5,640	$965	17.1%	$7,094	$1,529	21.6%
________

(a)
Refer to the reconciliation of segment profit (loss) to Net income attributable to stockholders under U.S. GAAP within the previous section for the details of each individual adjustment. Net income attributable to noncontrolling interests for these adjustments of $41 million are included in the three and six months ended June 30, 2018.

(b)	The tax effect of each adjustment is determined based on the tax laws and valuation allowance status of the jurisdiction in which the adjustment relates.

General Motors Company and Subsidiaries
Supplemental Material
(Unaudited)

We define return on equity (ROE) as Net income (loss) attributable to stockholders for the trailing four quarters divided by average equity for the same period. Management uses average equity to provide comparable amounts in the calculation of ROE. The following table summarizes the calculation of ROE (dollars in billions):

	Four Quarters Ended
	June 30, 2018	June 30, 2017
Net income (loss) attributable to stockholders	$(4.7)	$8.9
Average equity(a)	$37.2	$45.1
ROE	(12.6)%	19.7%
________

(a)	Includes equity of noncontrolling interests where the corresponding earnings (loss) are included in EBIT-adjusted.

The following table summarizes the calculation of ROIC-adjusted (dollars in billions):

	Four Quarters Ended
	June 30, 2018	June 30, 2017
EBIT-adjusted(a)	$11.4	$13.5
Average equity(b)	$37.2	$45.1
Add: Average automotive debt and interest liabilities (excluding capital leases)	13.5	10.0
Add: Average automotive net pension & OPEB liability	19.9	21.5
Less: Average automotive and other net income tax asset	(24.5)	(32.2)
ROIC-adjusted average net assets	$46.1	$44.4
ROIC-adjusted	24.7%	30.4%
________

(a)	Refer to the reconciliation of Net income (loss) attributable to stockholders under U.S. GAAP to EBIT-adjusted within a previous section.

(b)	Includes equity of noncontrolling interests where the corresponding earnings (loss) are included in EBIT-adjusted.

The following table reconciles Net automotive cash provided by (used in) operating activities from continuing operations under U.S. GAAP to adjusted automotive free cash flow (dollars in millions):

	Three Months Ended		Six Months Ended
	June 30, 2018	June 30, 2017	June 30, 2018	June 30, 2017
Net automotive cash provided by operating activities – continuing operations	$3,986	$5,186	$2,923	$6,369
Less: Capital expenditures – continuing operations	(2,065)	(2,426)	(4,305)	(4,136)
Add: Adjustment for Korea restructuring	676	—	676	—
Adjusted automotive free cash flow – continuing operations	2,597	2,760	(706)	2,233
Net automotive cash provided by (used in) operating activities – discontinued operations	—	(176)	—	131
Less: capital expenditures – discontinued operations	—	(246)	—	(516)
Adjusted automotive free cash flow	$2,597	$2,338	$(706)	$1,848

General Motors Company and Subsidiaries
Supplemental Material
(Unaudited)

The following tables summarize key financial information by segment (dollars in millions):

	GMNA	GMI	Corporate	Eliminations	Total Automotive	GM Cruise	GM Financial	Eliminations	Total
Three Months Ended June 30, 2018
Net sales and revenue	$28,501	$4,758	$50		$33,309	$—	$3,488	$(37)	$36,760
Expenditures for property	$1,835	$229	$2	$(1)	$2,065	$—	$14	$—	$2,079
Depreciation and amortization	$1,114	$137	$13	$—	$1,264	$2	$1,833	$—	$3,099
Impairment charges	$28	$2	$—	$—	$30	$—	$—	$—	$30
Equity income(a)	$3	$589	$—	$—	$592	$—	$45	$—	$637

	GMNA	GMI	Corporate	Eliminations	Total Automotive	GM Cruise	GM Financial	Eliminations	Total
Three Months Ended June 30, 2017
Net sales and revenue	$28,437	$5,512	$52		$34,001	$—	$2,990	$(7)	$36,984
Expenditures for property	$2,307	$117	$3	$(1)	$2,426	$3	$27	$—	$2,456
Depreciation and amortization	$1,187	$178	$9	$—	$1,374	$1	$1,586	$—	$2,961
Impairment charges	$34	$199	$—	$—	$233	$—	$—	$—	$233
Equity income(a)	$1	$487	$—	$—	$488	$—	$42	$—	$530

	GMNA	GMI	Corporate	Eliminations	Total Automotive	GM Cruise	GM Financial	Eliminations	Total
Six Months Ended June 30, 2018
Net sales and revenue	$56,319	$9,606	$99		$66,024	$—	$6,899	$(64)	$72,859
Expenditures for property	$3,899	$391	$16	$(1)	$4,305	$12	$34	$—	$4,351
Depreciation and amortization	$2,223	$290	$24	$—	$2,537	$3	$3,656	$—	$6,196
Impairment charges	$53	$461	$—	$—	$514	$—	$—	$—	$514
Equity income(a)	$5	$1,183	$—	$—	$1,188	$—	$97	$—	$1,285

	GMNA	GMI	Corporate	Eliminations	Total Automotive	GM Cruise	GM Financial	Eliminations	Total
Six Months Ended June 30, 2017
Net sales and revenue	$57,775	$10,650	$226		$68,651	$—	$5,738	$(139)	$74,250
Expenditures for property	$3,835	$297	$5	$(1)	$4,136	$3	$47	$—	$4,186
Depreciation and amortization	$2,289	$369	$11	$(1)	$2,668	$1	$3,014	$—	$5,683
Impairment charges	$49	$200	$5	$—	$254	$—	$—	$—	$254
Equity income(a)	$6	$991	$—	$—	$997	$—	$88	$—	$1,085
________

(a)
Includes Automotive China equity income of $592 million and $509 million in the three months ended June 30, 2018 and 2017 and $1.2 billion and $1.0 billion in the six months ended June 30, 2018 and 2017.

General Motors Company and Subsidiaries
Supplemental Material
(Unaudited)

Vehicle Sales

GM presents both wholesale and retail vehicle sales data to assist in the analysis of our revenue and our market share. GM does not currently export vehicles to Cuba, Iran, North Korea, Sudan, or Syria. Accordingly these countries are excluded from industry sales data and corresponding calculation of GM's market share.

Wholesale vehicle sales data, which represents sales directly to dealers and others, including sales to fleet customers, is the measure that correlates to GM's revenue from the sale of vehicles, which is the largest component of Automotive net sales and revenue. Wholesale vehicle sales exclude vehicles sold by joint ventures. In the six months ended June 30, 2018, 34.7% of our wholesale vehicle sales volume was generated outside the U.S. The following table summarizes total wholesale vehicle sales of new vehicles by automotive segment (vehicles in thousands):

	Three Months Ended		Six Months Ended
	June 30, 2018	June 30, 2017	June 30, 2018	June 30, 2017
GMNA(a)	923	894	1,816	1,834
GMI(b)	281	319	547	618
Total	1,204	1,213	2,363	2,452

Discontinued operations	—	303	—	606

__________

(a)	Wholesale vehicle sales related to transactions with the European Business were insignificant for all periods presented.

(b)	Wholesale vehicle sales include 46 and 94 vehicles related to transactions with the European Business for the three and six months ended June 30, 2017.

General Motors Company and Subsidiaries
Supplemental Material
(Unaudited)

Retail vehicle sales data, which represents sales to end customers based upon the good faith estimates of management, including sales to fleet customers, does not correlate directly to the revenue GM recognizes during the period. However retail vehicle sales data is indicative of the underlying demand for GM vehicles. Market share information is based primarily on retail vehicle sales volume. In countries where retail vehicle sales data is not readily available, other data sources such as wholesale or forecast volumes are used to estimate retail vehicle sales to end customers.

Retail vehicle sales data includes all sales by joint ventures on a total vehicle basis, not based on the percentage of ownership in the joint venture. Certain joint venture agreements in China allow for the contractual right to report vehicle sales of non-GM trademarked vehicles by those joint ventures. Retail vehicle sales data includes vehicles used by dealers under courtesy transportation programs. Certain fleet sales that are accounted for as operating leases are included in retail vehicle sales at the time of delivery to daily rental car companies. The following table summarizes total retail sales, or estimated sales where retail sales volume is not available, by geographic region (vehicles in thousands):

	Three Months Ended		Six Months Ended
	June 30, 2018	June 30, 2017	June 30, 2018	June 30, 2017
United States
Chevrolet – Cars	126	157	247	311
Chevrolet – Trucks	261	217	484	419
Chevrolet – Crossovers	141	123	288	238
Cadillac	39	38	76	72
Buick	53	60	110	110
GMC	138	130	269	264
Total United States	758	725	1,474	1,414
Canada, Mexico and Other	154	154	265	281
Total North America(a)	912	879	1,739	1,695
Asia/Pacific, Middle East and Africa
Chevrolet	230	219	447	428
Wuling	248	241	533	564
Buick	230	275	502	525
Baojun	199	188	443	391
Cadillac	51	43	108	85
Other	28	48	51	91
Total Asia/Pacific, Middle East and Africa(a)(b)	986	1,014	2,084	2,084
South America(a)(c)	164	160	332	308
Total in GM markets	2,062	2,053	4,155	4,087
Total Europe	1	290	2	601
Total Worldwide	2,063	2,343	4,157	4,688
_______

(a)	Sales of Opel/Vauxhall outside of Europe were insignificant in the three and six months ended June 30, 2018 and 2017.

(b)	Includes Industry and GM sales in India and South Africa. As of December 31, 2017 we have ceased sales of Chevrolet for the domestic markets in India and South Africa.

(c)	Primarily Chevrolet.

General Motors Company and Subsidiaries
Supplemental Material
(Unaudited)

The vehicle sales at GM's China joint ventures presented in the following table are included in GM's retail vehicle sales on the preceding page (vehicles in thousands):

	Three Months Ended		Six Months Ended
	June 30, 2018	June 30, 2017	June 30, 2018	June 30, 2017
SAIC General Motors Sales Co., Ltd.	411	424	868	810
SAIC GM Wuling Automobile Co., Ltd. and FAW-GM Light Duty Commercial Vehicle Co., Ltd.	447	428	976	956

	Three Months Ended		Six Months Ended
	June 30, 2018	June 30, 2017	June 30, 2018	June 30, 2017
Market Share
United States – Cars	10.4%	11.2%	10.6%	11.6%
United States – Trucks	26.3%	24.4%	25.6%	24.8%
United States – Crossovers	13.7%	14.5%	15.0%	14.8%
Total United States	16.5%	16.1%	16.8%	16.4%
Total North America	16.1%	15.7%	16.2%	16.0%
Total Asia/Pacific, Middle East and Africa	8.4%	8.9%	8.7%	9.1%
Total South America	14.6%	15.8%	15.0%	15.8%
Total GM Market	11.1%	11.5%	11.2%	11.5%
Total Europe	—%	5.7%	—%	5.9%
Total Worldwide	8.6%	10.2%	8.8%	10.3%

United States fleet sales as a percentage of retail vehicle sales	22.1%	19.1%	22.5%	19.9%

North America capacity two shift utilization	102.8%	103.5%	100.9%	104.7%

General Motors Company and Subsidiaries

Combining Income Statement Information
(In millions) (Unaudited)

	Three Months Ended June 30, 2018					Three Months Ended June 30, 2017
	Automotive	GM Cruise	GM Financial	Eliminations	Combined	Automotive	GM Cruise	GM Financial	Eliminations	Combined
Net sales and revenue
Automotive	$33,309	$—	$—	$(34)	$33,275	$34,001	$—	$—	$(3)	$33,998
GM Financial	—	—	3,488	(3)	3,485	—	—	2,990	(4)	2,986
Total net sales and revenue	33,309	—	3,488	(37)	36,760	34,001	—	2,990	(7)	36,984
Costs and expenses
Automotive and other cost of sales	29,948	157	—	(34)	30,071	29,387	152	—	(4)	29,535
GM Financial interest, operating and other expenses	—	—	2,997	(1)	2,996	—	—	2,675	—	2,675
Automotive and other selling, general and administrative expense	2,219	(3)	—	—	2,216	2,472	5	—	—	2,477
Total costs and expenses	32,167	154	2,997	(35)	35,283	31,859	157	2,675	(4)	34,687
Operating income (loss)	1,142	(154)	491	(2)	1,477	2,142	(157)	315	(3)	2,297
Automotive interest expense	161	1	—	(3)	159	135	—	—	(3)	132
Interest income and other non-operating income, net	931	—	—	(1)	930	272	—	—	—	272
Equity income	592	—	45	—	637	488	—	42	—	530
Income (loss) before income taxes	$2,504	$(155)	$536	$—	2,885	$2,767	$(157)	$357	$—	2,967
Income tax expense					519					534
Income from continuing operations					2,366					2,433
Loss from discontinued operations, net of tax					—					770
Net income					2,366					1,663
Net (income) loss attributable to noncontrolling interests					24					(3)
Net income attributable to stockholders					$2,390					$1,660

Net income attributable to common stockholders					$2,375					$1,660

	Six Months Ended June 30, 2018					Six Months Ended June 30, 2017
	Automotive	GM Cruise	GM Financial	Eliminations	Combined	Automotive	GM Cruise	GM Financial	Eliminations	Combined
Net sales and revenue
Automotive	$66,024	$—	$—	$(58)	$65,966	$68,651	$—	$—	$(134)	$68,517
GM Financial	—	—	6,899	(6)	6,893	—	—	5,738	(5)	5,733
Total net sales and revenue	66,024	—	6,899	(64)	72,859	68,651	—	5,738	(139)	74,250
Costs and expenses
Automotive and other cost of sales	60,009	305	—	(59)	60,255	59,152	280	—	(136)	59,296
GM Financial interest, operating and other expenses	—	—	6,017	(7)	6,010	—	—	5,241	—	5,241
Automotive and other selling, general and administrative expense	4,573	15	—	—	4,588	4,823	10	—	—	4,833
Total costs and expenses	64,582	320	6,017	(66)	70,853	63,975	290	5,241	(136)	69,370
Operating income (loss)	1,442	(320)	882	2	2,006	4,676	(290)	497	(3)	4,880
Automotive interest expense	313	1	—	(5)	309	282	—	—	(3)	279
Interest income and other non-operating income, net	1,480	—	—	(1)	1,479	754	—	—	—	754
Equity income	1,188	—	97	—	1,285	997	—	88	—	1,085
Income (loss) before income taxes	$3,797	$(321)	$979	$6	4,461	$6,145	$(290)	$585	$—	6,440
Income tax expense					985					1,321
Income from continuing operations					3,476					5,119
Loss from discontinued operations, net of tax					70					839
Net income					3,406					4,280
Net (income) loss attributable to noncontrolling interests					30					(12)
Net income attributable to stockholders					$3,436					$4,268

Net income attributable to common stockholders					$3,407					$4,268

General Motors Company and Subsidiaries

Basic and Diluted Earnings per Share
(Unaudited)

The following table summarizes basic and diluted earnings (loss) per share (in millions, except per share amounts):

	Three Months Ended		Six Months Ended
	June 30, 2018	June 30, 2017	June 30, 2018	June 30, 2017
Basic earnings per share
Income from continuing operations(a)	$2,390	$2,430	$3,506	$5,107
Less: cumulative dividends on subsidiary preferred stock	(15)	—	(29)	—
Income from continuing operations attributable to common stockholders	2,375	2,430	3,477	5,107
Loss from discontinued operations, net of tax	—	770	70	839
Net income attributable to common stockholders	$2,375	$1,660	$3,407	$4,268

Weighted-average common shares outstanding	1,410	1,497	1,409	1,501

Basic earnings per common share – continuing operations	$1.68	$1.62	$2.47	$3.40
Basic loss per common share – discontinued operations	$—	$0.51	$0.05	$0.56
Basic earnings per common share	$1.68	$1.11	$2.42	$2.84
Diluted earnings per share
Income from continuing operations attributable to common stockholders – diluted(a)	$2,375	$2,430	$3,477	$5,107
Loss from discontinued operations, net of tax – diluted	$—	$770	$70	$839
Net income attributable to common stockholders – diluted	$2,375	$1,660	$3,407	$4,268

Weighted-average common shares outstanding – diluted	1,431	1,519	1,430	1,525

Diluted earnings per common share – continuing operations	$1.66	$1.60	$2.43	$3.35
Diluted loss per common share – discontinued operations	$—	$0.51	$0.05	$0.55
Diluted earnings per common share	$1.66	$1.09	$2.38	$2.80
Potentially dilutive securities(b)	4	6	4	6
__________

(a)	Net of Net (income) loss attributable to noncontrolling interests.

(b)
Potentially dilutive securities attributable to outstanding stock options and Restricted Stock Units were excluded from the computation of diluted EPS because the securities would have had an antidilutive effect.

General Motors Company and Subsidiaries

Combining Balance Sheet Information
(In millions, except per share amounts) (Unaudited)

	June 30, 2018					December 31, 2017
	Automotive	GM Cruise	GM Financial	Reclassifications/Eliminations	Combined	Automotive	GM Cruise	GM Financial	Reclassifications/Eliminations	Combined
ASSETS
Current Assets
Cash and cash equivalents	$9,074	$2,001	$4,012	$—	$15,087	$11,224	$23	$4,265	$—	$15,512
Marketable securities	6,924	—	—	—	6,924	8,313	—	—	—	8,313
Accounts and notes receivable, net(a)	8,937	—	1,540	(814)	9,663	7,759	—	806	(401)	8,164
GM Financial receivables, net(b)	—	—	22,446	(441)	22,005	—	—	20,901	(380)	20,521
Inventories	10,833	—	—	—	10,833	10,663	—	—	—	10,663
Equipment on operating leases, net	690	—	—	—	690	1,106	—	—	—	1,106
Other current assets	1,613	4	3,632	—	5,249	1,394	2	3,069	—	4,465
Total current assets	38,071	2,005	31,630	(1,255)	70,451	40,459	25	29,041	(781)	68,744
Non-current Assets
GM Financial receivables, net(b)	—	—	23,054	(58)	22,996	—	—	21,271	(63)	21,208
Equity in net assets of nonconsolidated affiliates	7,528	—	1,260	—	8,788	7,886	—	1,187	—	9,073
Property, net	37,698	46	259	—	38,003	35,960	34	259	—	36,253
Goodwill and intangible assets, net	3,683	679	1,358	—	5,720	3,803	679	1,367	—	5,849
Equipment on operating leases, net	—	—	44,054	—	44,054	—	—	42,882	—	42,882
Deferred income taxes	23,182	(46)	149	—	23,285	23,301	(72)	315	—	23,544
Other assets	4,451	—	893	—	5,344	4,000	—	929	—	4,929
Total non-current assets	76,542	679	71,027	(58)	148,190	74,950	641	68,210	(63)	143,738
Total Assets	$114,613	$2,684	$102,657	$(1,313)	$218,641	$115,409	$666	$97,251	$(844)	$212,482
LIABILITIES AND EQUITY
Current Liabilities
Accounts payable (principally trade)(a)	$24,870	$9	$595	$(814)	$24,660	$23,692	$4	$634	$(401)	$23,929
Short-term debt and current portion of long-term debt
Automotive(b)	3,248	—	—	(441)	2,807	2,895	—	—	(380)	2,515
GM Financial	—	—	25,457	—	25,457	—	—	24,450	—	24,450
Accrued liabilities	22,940	32	4,396	—	27,368	22,518	26	3,452	—	25,996
Total current liabilities	51,058	41	30,448	(1,255)	80,292	49,105	30	28,536	(781)	76,890
Non-current Liabilities
Long-term debt
Automotive(b)	11,070	—	—	(58)	11,012	11,050	—	—	(63)	10,987
GM Financial	—	—	58,983	—	58,983	—	—	56,267	—	56,267
Postretirement benefits other than pensions	5,853	—	—	—	5,853	5,998	—	—	—	5,998
Pensions	11,986	—	3	—	11,989	13,743	—	3	—	13,746
Other liabilities	10,037	20	1,819	—	11,876	10,682	7	1,705	—	12,394
Total non-current liabilities	38,946	20	60,805	(58)	99,713	41,473	7	57,975	(63)	99,392
Total Liabilities	90,004	61	91,253	(1,313)	180,005	90,578	37	86,511	(844)	176,282
Commitments and contingencies
Equity
Common stock, $0.01 par value	14	—	—	—	14	14	—	—	—	14
Preferred stock, $0.01 par value	—	—	—	—	—	—	—	—	—	—
Additional paid-in capital(c)	25,465	—	955	(955)	25,465	25,371	—	985	(985)	25,371
Retained earnings	5,790	1,723	11,360	—	18,873	6,499	629	10,499	—	17,627
Accumulated other comprehensive loss	(7,260)	—	(911)	—	(8,171)	(7,267)	—	(744)	—	(8,011)
Total stockholders’ equity	24,009	1,723	11,404	(955)	36,181	24,617	629	10,740	(985)	35,001
Noncontrolling interests(c)	600	900	—	955	2,455	214	—	—	985	1,199
Total Equity	24,609	2,623	11,404	—	38,636	24,831	629	10,740	—	36,200
Total Liabilities and Equity	$114,613	$2,684	$102,657	$(1,313)	$218,641	$115,409	$666	$97,251	$(844)	$212,482
_________

(a)
Eliminations include GM Financial accounts receivable of $736 million offset by Automotive accounts payable and Automotive accounts receivable of $76 million offset by GM Financial accounts payable at June 30, 2018 and GM Financial accounts receivable of $309 million offset by Automotive accounts payable and Automotive accounts receivable of $92 million offset by GM Financial accounts payable at December 31, 2017.

(b)	Eliminations include GM Financial loan receivable of $499 million and $443 million offset by an Automotive loan payable at June 30, 2018 and December 31, 2017.

(c)	Reclassification of GM Financial Cumulative Perpetual Preferred Stock, Series A. The preferred stock is classified as noncontrolling interests in our condensed consolidated balance sheet.

General Motors Company and Subsidiaries

Combining Cash Flow Information
(In millions) (Unaudited)

	Six Months Ended June 30, 2018					Six Months Ended June 30, 2017
	Automotive	GM Cruise	GM Financial	Reclassification/Eliminations	Combined	Automotive	GM Cruise	GM Financial	Reclassification/Eliminations	Combined
Cash flows from operating activities
Income (loss) from continuing operations	$2,973	$(296)	$793	$6	$3,476	$4,986	$(307)	$440	$—	$5,119
Depreciation and impairment of Equipment on operating leases, net	102	—	3,621	—	3,723	162	—	2,993	—	3,155
Depreciation, amortization and impairment charges on Property, net	2,949	3	35	—	2,987	2,760	1	21	—	2,782
Foreign currency remeasurement and transaction losses	91	—	15	—	106	95	—	10	—	105
Undistributed earnings of nonconsolidated affiliates, net	807	—	(97)	—	710	575	—	(88)	—	487
Pension contributions and OPEB payments	(932)	—	—	—	(932)	(753)	—	—	—	(753)
Pension and OPEB income, net	(627)	—	—	—	(627)	(405)	—	—	—	(405)
Provision for deferred taxes	470	(26)	142	—	586	1,162	17	124	—	1,303
Change in other operating assets and liabilities(a)(b)	(2,910)	44	(944)	(666)	(4,476)	(2,213)	82	(345)	(1,889)	(4,365)
Net cash provided by (used in) operating activities – continuing operations	2,923	(275)	3,565	(660)	5,553	6,369	(207)	3,155	(1,889)	7,428
Net cash provided by operating activities – discontinued operations	—	—	—	—	—	131	—	176	(176)	131
Net cash provided by (used in) operating activities	2,923	(275)	3,565	(660)	5,553	6,500	(207)	3,331	(2,065)	7,559
Cash flows from investing activities
Expenditures for property	(4,305)	(12)	(34)	—	(4,351)	(4,136)	(3)	(47)	—	(4,186)
Available-for-sale marketable securities, acquisitions	(1,571)	—	—	—	(1,571)	(2,149)	—	—	—	(2,149)
Available-for-sale marketable securities, liquidations	2,886	—	—	—	2,886	4,872	—	—	—	4,872
Purchases of finance receivables, net(a)(b)	—	—	(11,635)	857	(10,778)	—	—	(12,459)	1,882	(10,577)
Principal collections and recoveries on finance receivables(b)	—	—	7,593	(173)	7,420	—	—	6,020	(17)	6,003
Purchases of leased vehicles, net	—	—	(9,122)	—	(9,122)	—	—	(9,884)	—	(9,884)
Proceeds from termination of leased vehicles	—	—	5,303	—	5,303	—	—	2,724	—	2,724
Other investing activities(c)	(1,367)	—	—	1,374	7	(187)	—	(12)	261	62
Net cash used in investing activities – continuing operations	(4,357)	(12)	(7,895)	2,058	(10,206)	(1,600)	(3)	(13,658)	2,126	(13,135)
Net cash provided by (used in) investing activities – discontinued operations	166	—	—	—	166	(511)	—	(364)	87	(788)
Net cash used in investing activities	(4,191)	(12)	(7,895)	2,058	(10,040)	(2,111)	(3)	(14,022)	2,213	(13,923)
Cash flows from financing activities
Net increase (decrease) in short-term debt	(51)	—	695	—	644	(62)	—	(351)	—	(413)
Proceeds from issuance of debt (original maturities greater than three months)(c)	2,321	274	20,836	(274)	23,157	428	261	26,703	(261)	27,131
Payments on debt (original maturities greater than three months)	(1,898)	—	(16,918)	(24)	(18,840)	(456)	—	(12,891)	16	(13,331)
Payments to purchase common stock	(100)	—	—	—	(100)	(1,496)	—	—	—	(1,496)
Proceeds from issuance of preferred stock(c)	361	2,000	—	(1,100)	1,261	—	—	—	—	—
Dividends paid	(1,074)	—	(30)	—	(1,104)	(1,145)	—	—	—	(1,145)
Other financing activities	(262)	(9)	(92)	—	(363)	(116)	(26)	(95)	—	(237)
Net cash provided by (used in) financing activities – continuing operations	(703)	2,265	4,491	(1,398)	4,655	(2,847)	235	13,366	(245)	10,509
Net cash provided by (used in) financing activities – discontinued operations	—	—	—	—	—	(131)	—	65	97	31
Net cash provided by (used in) financing activities	(703)	2,265	4,491	(1,398)	4,655	(2,978)	235	13,431	(148)	10,540
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(185)	—	(60)	—	(245)	131	—	78	—	209
Net increase (decrease) in cash, cash equivalents and restricted cash	(2,156)	1,978	101	—	(77)	1,542	25	2,818	—	4,385
Cash, cash equivalents and restricted cash at beginning of period	11,258	23	6,567	—	17,848	9,857	1	5,302	—	15,160
Cash, cash equivalents and restricted cash at end of period	$9,102	$2,001	$6,668	$—	$17,771	$11,399	$26	$8,120	$—	$19,545
Cash, cash equivalents and restricted cash – continuing operations at end of period	$9,102	$2,001	$6,668	$—	$17,771	$11,397	$26	$7,497	$—	$18,920
Cash, cash equivalents and restricted cash – discontinued operations at end of period	$—	$—	$—	$—	$—	$2	$—	$623	$—	$625

(a)
Reclassifications of $541 million and $1,685 million in the six months ended June 30, 2018 and 2017 for purchases/collections of wholesale finance receivables resulting from vehicles sold by GM to dealers that have arranged their inventory floor plan financing through GM Financial.

(b)
Eliminations include $216 million and $197 million in Purchases of finance receivables, net in the six months ended June 30, 2018 and 2017 and $173 million in Principal collections and recoveries on finance receivables in the six months ended June 30, 2018 related to the re-timing of cash receipts and payments between Automotive and GM Financial.

(c)
Eliminations include $1,374 million and $261 million in the six months ended June 30, 2018 and 2017 for Automotive cash injections in GM Cruise, inclusive of the $1.1 billion investment in GM Cruise Preferred Shares in the six months ended June 30, 2018.